EXHIBIT 99.1


                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of New York Health Care, Inc. dated as of September 25, 2008, and any amendments thereto signed by each of the undersigned, shall be filed on behalf of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Date: September 25, 2008                   By: /s/ David Polonitza
                                           -------------------------------
                                           Name:   David Polonitza

Date: September 25, 2008                   By: /s/ Rebecka Polonitza
                                           -------------------------------
                                           Name:   Rebecka Polonitza

Date: September 25, 2008                   By: /s/ Kirk Anderson
                                           -------------------------------
                                           Name:   Kirk Anderson

Date: September 25, 2008                   By: /s/ Richard Polonitza
                                           -------------------------------
                                           Name:   Richard Polonitza

Date: September 25, 2008                   By: /s/ Greta Polonitza
                                           -------------------------------
                                           Name:   Greta Polonitza

Date: September 25, 2008                   By: /s/ Ramero Roldan
                                           -------------------------------
                                           Name:   Ramero Roldan

Date: September 25, 2008                   By: /s/ Phyllis Anderson
                                           -------------------------------
                                           Name:   Phyllis Anderson

Date: September 25, 2008                   By: /s/ Benjamin Polonitza
                                           -------------------------------
                                           Name:   Benjamin Polonitza